SEMI-ANNUAL REPORT

[Graphic]

RICHARD B. FISHER

President
Federated Utility Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Utility Fund, Inc. was created in 1988, and I am pleased to present its 11th Annual Report. Your fund invests in good dividend-paying utility corporations 1-well-known and recognized companies-that supply light, heat and communications services and products to millions of U.S. citizens, who in turn pay their utility bills promptly. This report covers the 12-month reporting period from March 1, 1998 through February 28, 1999.

It begins with an interview with Steven J. Lehman, Vice President, who co-manages the fund with Linda A. Duessel, Vice President, both of Passport Research, Ltd. Following their discussion of the current utility industry environment and the fund's performance, as well as its strategy and holdings are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's 91 holdings in dividend-paying utility stocks, convertible and other securities, and third is the publication of the fund's financial statements.

During the period from March 1, 1998 through August 31, 1998, the U.S. stock market reflected concerns over foreign economic and domestic political distress. In the second half of the fund's fiscal year, from September 1, 1998 through February 28, 1999, investors' exuberance returned to the market as the Standard & Poor's ("S&P") 500 Index 2 and the Dow Jones Industrial Average ("DJIA")3 achieved strong total returns.

The defensive nature of the fund's electric utility holdings helped it to hold up against the stock market decline in the first half of the year. However, in the second half of the year, utilities in general-and the fund's conservative, value-oriented holdings in particular-could not be expected to match the enthusiastic returns of the S&P 500 Index propelled by Internet and technology stocks, or even the performance of the great growth corporations in the DJIA.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

2 The S&P 500 Index is comprised of common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged and investments cannot be made in an index.

3 The DJIA represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies.

The fund's share classes all had positive performance taking into consideration income, realized capital gains, and changes in net asset value. Individual share class total return performance for the 12-month reporting period, including income distributions and realized gains, follows. 4

                 TOTAL RETURN   INCOME DISTRIBUTIONS   CAPITAL GAINS   NET ASSET VALUE CHANGE
Class A Shares   7.04%          $0.36                  $2.31           $14.07 to $12.42 = (12%)
Class B Shares   6.18%          $0.26                  $2.31           $14.08 to $12.42 = (12%)
Class C Shares   6.25%          $0.26                  $2.31           $14.07 to $12.42 = (12%)
Class F Shares   6.99%          $0.37                  $2.31           $14.07 to $12.41 = (12%)

In a rising yet highly volatile stock market, Federated Utility Fund, Inc. offered the conservative investor a disciplined approach to current income and long-term growth of income. The U.S. economy remained relatively strong, inflation fears remained low, and utility stocks continued to offer very attractive yields versus the S&P 500 Index. In fact, yields on U.S. electric corporations were the highest, most attractive investment after yields on real estate investment trusts (the fund currently holds more than 40% of its assets in electric companies). Regardless of day-to-day fluctuations that impact the stock market, utility stocks have a long tradition of generating strong earnings and dividends.

Thank you for being among the approximately 94,000 shareholders who participated in the income and growth opportunities of the many vital utility services represented by this $1.5 billion fund. Remember, reinvesting your earnings is a convenient way to build the value of your account and help your shares increase through the benefit of monthly compounding of earnings.

I urge you to read the Investment Review by Steve Lehman and Linda Duessel for an excellent presentation of the value of this diversified income portfolio. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
April 15, 1999

4 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were 1.15%, 1.33%, 5.37% and 5.07%, respectively.

[Graphic]

STEVEN J. LEHMAN

Vice President
Passport Research Ltd.

[Graphic]

LINDA A. DUESSEL

Vice President
Passport Research Ltd.

Investment Review

MARCH 1, 1998 THROUGH FEBRUARY 28, 1999 WAS AN EXTREMELY VOLATILE PERIOD FOR THE STOCK MARKET, WHICH PRODUCED A STRONG RETURN ALTHOUGH THE BREADTH WAS VERY NARROW. HOW DID UTILITIES PERFORM IN THIS ENVIRONMENT?

The stock market, as represented by the S&P 500 Index, returned (8.10%) in the first half of the fund's fiscal year, but rallied 30.30% in the second half to end the reporting period with a return of 19.70%. Volatility has been high, and the market environment has become speculative once again, as evidenced by the mania in Internet stocks.

In this environment, utilities-and a conservative, value-oriented fund like Federated Utility Fund, Inc.-will naturally trail the S&P 500 Index. Returns for utilities varied widely by sector. Communications stocks, which have tracked the S&P 500 Index closely, were flat (returning 0.50% as measured by the S&P Communications Index) 1 in the first half of the fund's fiscal year but up +50.10% in the second half, as they benefited from the recovery in technology and Internet stocks. Electric stocks, as represented by the S&P Electric Index,1 returned 10.10% in the first half of the fund's fiscal year but (4.30%) in the second half, for a total of 5.40% for the 12-month period ended February 28, 1999. Natural gas stocks, as represented by the S&P Natural Gas Index,1 returned (16.30%) in the first half of the fund's fiscal year and 29.40% in the second half, for a total of 8.30% for the 12-month period ended February 28, 1999.

1 The S&P Communications Index, S&P Electric Index and S&P Natural Gas Index are unmanaged indexes comprising telephone, communications-oriented, electric and gas utilities that track daily changes in the price of stocks.
Investments cannot be made in an index.

ELECTRIC UTILITIES REMAIN THE FUND'S LARGEST COMMITMENT. ARE POSITIVE TRENDS CONTINUING IN THAT SECTOR?

Yes. Earnings prospects for electric utility companies continue to improve. Electric utility companies are expected to produce more rapid earnings growth than the S&P 500 Index this year and next year for the first time in this decade. Cash flow is at record levels, and many companies are repurchasing their own stock, which increases demand for electric company shares. Many electric companies have dynamic new executives with personal financial incentives to produce higher profits and rising share prices. Further, industry deregulation is leading to consolidations and takeovers. Finally, electric utilities are selling at near record discounts to the S&P 500 Index on earnings, cash flow, and dividends. Our best performing electric utilities in the fund during the fiscal year were PECO ENERGY CO., (+85%), and MONTANA POWER CO., (+98%), as these companies responded decisively to industry deregulation.

WHAT DO YOU LIKE ABOUT NATURAL GAS UTILITIES, WHICH REPRESENT THE FUND'S SECOND LARGEST POSITION?

Natural gas companies are appealing to us because the leading companies have irreplaceable assets, and gas demand is rising while it is likely that supply will be constrained. Gas is the "fuel of choice" for new power generating plants because it is clean, efficient, and domestic. Advances in gas turbines and accelerated construction of new generating plants are positive for demand, while the gas producing capacity of Canada and the Gulf of Mexico is slipping. Gas stocks also benefit from convergence, as electric and gas companies have merged to form broad providers of energy services in a deregulating market. Gas companies are ripe for takeovers, and a number of local gas distributors have been acquired this year at premiums of at least 20%. ENRON CORP., perhaps the dominant diversified gas company in the world, was our top gas performer with a 41% total return for the fiscal year ended February 28, 1999.

WHAT ARE YOUR COMMENTS ON THE RUN-UP IN PRICES IN THE TELECOMMUNICATIONS SECTOR?

Telecommunications stocks, which benefited from surging demand for high- margin services (such as voice mail and caller identification) and growth in Internet usage, rose an astounding 50.90% during the fund's fiscal year, as represented by the S&P Communications Index. Mergers and acquisitions have swept this sector as well: AT&T bought a cable company (TCI); Bell Atlantic and GTE plan to merge; and Worldcom completed its merger with MCI. MCI WORLDCOM was our top performer (+114% for the fiscal year). Despite the impressive growth prospects for the group, we are concerned about the sharp run-up in the stocks and their historically high valuations.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL UTILITIES?

The fund has maintained a 5% position in foreign utilities. 2 Foreign utility returns have been quite divergent, with European telecommunications stocks particularly strong as deregulation began in Europe. Our largest foreign holdings, TELECOM ITALIA SPA (an Italian telecommunications company) and VEBA AG (a German electric utility), were quite undervalued based on earnings and assets.

2 Foreign investing involves special risks, including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

AS A NON-UTILITY HOLDING, WHAT DO YOU LIKE ABOUT REAL ESTATE INVESTMENT TRUSTS ("REITS")?

REITs, which accounted for 8.80% of the fund's assets on February 28, 1999, seem exceptionally attractive. This investment sector is extremely undervalued based on estimated earnings. They also have very attractive dividend yields. Currently, we favor apartment and office/industrial REITs.

COMPARED TO THE OVERALL MARKET, HOW DID FEDERATED UTILITY FUND, INC. PERFORM OVER THE 12-MONTH REPORTING PERIOD?

For the fiscal year ended February 28, 1999, the fund's Class A Shares returned 7.04%, based on net asset value, 3 compared to the return of 6.30% for the S&P Utility Index4 and the astounding 50.60% return of the S&P Communications Index. With total returns of 6.18%, 6.25% and 6.99%, based on net asset value, the fund's Class B, C, and F Shares also were competitive with the S&P Utility Index. The fund has a beta of 0.505-its return was excellent on a risk-adjusted basis. Furthermore, the fund's dividend yield was 3.00% as of February 28, 1999.

HOW WERE THE FUND'S ASSETS ALLOCATED BY SECTOR ON FEBRUARY 28, 1999?

                     PERCENTAGE OF    NUMBER
SECTOR               NET ASSETS       OF ISSUES
Electrics            43%              30
Natural Gas          21%              17
Telecommunications   17%              15
Foreign Utilities     5%               7
Non-Utility          12%              21
Cash Equivalents      3%               -

WHAT WERE THE FUND'S TOP FIVE HOLDINGS AS OF FEBRUARY 28, 1999?

COMPANY/                    PERCENTAGE OF
COUNTRY                     SECTOR                           NET ASSETS
El Paso Energy (U.S.)       Oil/Gas Transmission             3.00%
GTE (U.S.)                  Major U.S.:
                            Telecommunications               2.63%
Edison                      Electric Utilities: U.S. West    2.53%
International (U.S.)
Keyspan Energy (U.S.)       Natural Gas Distribution         2.49%
Bell Atlantic (U.S.)        Major U.S.: Telecommunications   2.34%
  TOTAL                                                      12.99%

3 Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 1.15%, 1.33%, 5.37%, and 5.07%, respectively.

4 The S&P Utility Index is an unmanaged index comprising electric and natural gas utilities that track daily changes in the price of stocks.
Investments cannot be made in an index.

5 Beta is a measure of a fund's or stock's volatility compared to that of the overall stock market, which, as measured by the S&P 500 Index, has a beta of
1.00. A fund with a lower beta can be expected to fluctuate in value less than the S&P 500 Index, whereas a fund with a higher beta will fluctuate more. A beta of 0.50 means that a fund can be expected to fluctuate in value half as much as the S&P 500 Index.

WHAT WERE SOME OF THE FUND'S RECENT UTILITY PURCHASES?

The following are examples of recent electric, telephone, REIT, and natural gas purchases:

EDISON INTERNATIONAL (2.53% of net assets) is a California electric company with exceptional value, earnings growth, and management.

PINNACLE WEST CAPITAL CORP. (1.79% of net assets) is an Arizona electric company that has shareholder-focused management and free cash flow.

U.S. WEST INC. (2.12% of net assets) is a regional phone company with a 4% dividend yield and a price/earnings ratio that is only 60% of the S&P
500 Index.

POST PROPERTIES INC. (0.48% of net assets) is a Southern apartment REIT with superior properties and management, along with a 7.9% dividend yield.

KEYSPAN ENERGY CORP. (2.49% of net assets) is a New York City gas company that has a 6.5% dividend yield and a share repurchase program.

WHAT MAKES UTILITY STOCKS AN ATTRACTIVE INVESTMENT TODAY?

Utilities offer exceptionally good value based on dividend yields, cash flows, book values, revenues, and earnings. Fundamental business prospects seem better than they have in years, while prospects for other sectors are slowing. Finally, utilities are a defensive sector with an almost unprecedented dividend yield advantage relative to today's stock market.

HOW WOULD YOU OVERLAY THE FUND'S STRATEGY AGAINST THE BACKDROP OF TODAY'S STOCK MARKET?

Our overall strategy remains value-oriented and conservative. Currently, we are emphasizing companies that generate strong cash flow above their capital spending and dividend requirements, and stocks with high dividend yields. The higher the stock market gets, the more conservative our strategy becomes. This may not be in vogue amid the mania over Internet stocks, but it is prudent for preserving and enhancing the value of our shareholders' capital.

Two Ways You May Seek to Invest for Success:

RESULTS OF AN $11,000 INVESTMENT

IF YOU MADE AN INITIAL INVESTMENT OF $11,000 IN THE CLASS A SHARES OF FEDERATED UTILITY FUND, INC. ON 5/27/88, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $39,347 ON 2/28/99. YOU WOULD HAVE EARNED A 12.59% AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN. 1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, the Class A Shares' average annual 1-year, 5-year and 10- year total returns were (6.05%), 11.97%, and 12.31%, respectively. Class B Shares' average annual 1-year and since inception (10/12/94) total returns were (5.79%) and 13.46%, respectively. Class C Shares' average annual 1- year, 5-year and since inception (4/27/93) total returns were (2.11%), 12.40% and 10.15%, respectively. Class F Shares' average annual 1-year and since inception (6/1/96) total returns were (2.33%) and 13.98%, respectively. 2

[Graphic]
See Appendix A

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 10 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $22,616.

With this approach, the key is consistency. If you had started investing $1,000 annually in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $11,000, but your account would have reached a total value of $22,616 1 by 2/28/99. You would have earned an average annual total return of 12.09%.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

[Graphic]
See Appendix B

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

 Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

DIVIDENDS TAKEN IN CASH

IF YOU HAD MADE AN INITIAL INVESTMENT OF $11,000 IN THE CLASS A SHARES OF FEDERATED UTILITY FUND, INC. ON 5/27/88, AND RECEIVED DIVIDENDS AS CASH AND REINVESTED CAPITAL GAINS, YOUR ACCOUNT WOULD HAVE BEEN WORTH $22,378 ON 2/28/99. YOU WOULD HAVE EARNED A 12.47% AVERAGE ANNUAL TOTAL RETUN FOR THE INVESTMENT LIFE SPAN. 1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic]
See Appendix C

1 Total return represents the change in the value of an investment in Class A Shares after receiving all dividends in cash and reinvesting capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

 Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

SYSTEMATIC INVESTING OVER TIME

IF YOU HAD MADE AN INITIAL INVESTMENT OF $5,000 IN THE CLASS A SHARES OF FEDERATED UTILITY FUND, INC. ON 5/27/88, WITH SUBSEQUENT MONTHLY INVESTMENTS OF $500 WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED, YOUR ACCOUNT WOULD HAVE BEEN WORTH $143,589 ON 2/28/99. YOU WOULD HAVE EARNED A 12.14% AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN. 1

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you when you invest only $500 monthly.

[Graphic]
See Appendix D

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Federated Utility Fund, Inc.-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Utility Fund, Inc. (Class A Shares) (the "Fund") from February 28, 1989 to February 28, 1999, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

AVERAGE ANNUAL TOTAL RETURN 3 FOR THE PERIOD ENDED FEBRUARY 28, 1999 1 Year 1.15% 5 Years 11.36% 10 Years 12.60% Start of Performance (5/27/88) 12.81%

[Graphic]

See Appendix E

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% (the $10,000 investment minus $450 sales charge=$9,550). As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable current sales charges.

Federated Utility Fund, Inc.-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Utility Fund, Inc. (Class B Shares) (the "Fund") from October 12, 1994 (start of performance) to February 28, 1999, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

AVERAGE ANNUAL TOTAL RETURN 3 FOR THE
PERIOD ENDED FEBRUARY 28, 1999
1 Year                                1.33%
Start of Performance (10/12/94)      14.11%

 [Graphic]
See Appendix F

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Utility Fund, Inc.-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Utility Fund, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to February 28, 1999, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

AVERAGE ANNUAL TOTAL RETURN 3 FOR THE
PERIOD ENDED FEBRUARY 28, 1999
1 Year                                 5.37%
5 Years                               11.77%
Start of Performance (4/27/93)        10.60%

 [Graphic]
See Appendix G

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Utility Fund, Inc.-Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Utility Fund, Inc. (Class F Shares) (the "Fund") from June 1, 1996 (start of performance) to February 28, 1999, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

AVERAGE ANNUAL TOTAL RETURN 3 FOR THE
PERIOD ENDED FEBRUARY 28, 1999
1 Year                                  5.07%
Start of Performance (6/1/96)          15.02%

[Graphic]
See Appendix G

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge=$9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI, and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

FEBRUARY 28, 1999

SHARES                                                                 VALUE
                 COMMON STOCKS-92.5%
                 BASIC INDUSTRIES-2.1%
       469,700   Barrick Gold Corp.                               $     8,307,819
     1,630,900   USEC, Inc.  23,138,394
                 TOTAL                                                 31,446,213
                 ELECTRIC UTILITIES: U.S. CENTRAL-8.3%
       659,700   CMS Energy Corp.                                      27,295,088
       882,000   Central & SouthWest Corp.                             21,884,625
       778,000   FirstEnergy Corp.                                     22,756,500
       762,200   Illinova Corp.                                        18,102,250
       976,400   NIPSCO Industries, Inc.                               25,325,375
       270,400   Utilicorp United, Inc.                                 9,295,000
                 TOTAL                                                124,658,838
                 ELECTRIC UTILITIES: U.S. EAST-11.3%
       938,000   BEC Energy                                            34,178,375
       701,300   DQE, Inc.                                             26,780,894
       460,300   New England Electric System                           22,410,856
       613,700   Peco Energy Co.                                       21,747,994
     1,011,300   Potomac Electric Power Co.                            24,650,438
       542,300   Public Service Enterprises Group, Inc.                20,607,400
       805,000   Rochester Gas & Electric Corp.                        21,030,625
                 TOTAL                                                171,406,582
                 ELECTRIC UTILITIES: U.S. SOUTH-12.2%
       550,500   Dominion Resources, Inc.                              21,263,063
       128,000   Duke Energy Corp.                                      7,280,000
       992,800   Entergy Corp.                                         28,046,600
SHARES                                                                 VALUE
                 COMMON STOCKS-continued
                 ELECTRIC UTILITIES: U.S. SOUTH-CONTINUED
       374,500   FPL Group, Inc.                                 $     19,263,344
       659,200   Florida Progress Corp.                                26,450,400
       988,700   OGE Energy Corp.                                      23,605,213
       756,400   Reliant Energy, Inc.                                  20,280,975
       658,500   SCANA Corp.                                           15,474,750
       521,300   Southern Co.                                          13,065,081
       433,300   TECO Energy, Inc.                                      9,370,113
                 TOTAL                                                184,099,539
                 ELECTRIC UTILITIES: U.S. WEST-9.4%
     1,500,600   Edison International                                  38,265,300
       148,600   Montana Power Co.                                      9,046,025
       819,600   P G & E Corp.                                         25,817,400
       749,000   Pinnacle West Capital Corp.                           27,057,625
       625,700   Puget Sound Energy, Inc.                              15,095,013
     1,276,500   Sempra Energy                                         26,806,508
                 TOTAL                                                142,087,871
                 FINANCE-8.8%
       149,100   Apartment Investment & Management Co.,
                 Class A, REIT                                          5,833,538
       331,700   Archstone Communities Trust, REIT                      6,488,881
       215,721   Avalonbay Communities, Inc., REIT                      6,808,718
       382,000   Brandywine Realty Trust, REIT                          6,279,125
       374,800   Camden Property Trust, REIT                            9,182,600
       277,000   Colonial Properties Trust, REIT                        6,803,813
       263,600   Duke Realty Investments, Inc., REIT                    5,749,775
       246,600   Equity Office Properties Trust, REIT                   6,349,950
       178,500   Equity Residential Properties Trust, REIT              7,318,500
       502,800   First Industrial Realty Trust, Inc., REIT             13,009,950
       397,800   Gables Residential Trust, REIT                         9,199,125
SHARES                                                                 VALUE
                 COMMON STOCKS-continued
                 FINANCE-CONTINUED
       396,200   HRPT Properties Trust, REIT                     $      5,422,988
       287,000   Health Care Property Investors, Inc., REIT             8,430,625
       440,800   Liberty Property Trust, REIT                           9,642,500
       222,200   New Plan Excel Realty Trust, Inc., REIT                4,610,650
       202,700   Post Properties, Inc., REIT                            7,233,856
       346,600   Prentiss Properties Trust, REIT                        6,932,000
       412,000   Prologis Trust, REIT                                   8,549,000
                 TOTAL                                                133,845,594
                 FOREIGN UTILITIES-5.0%
       430,800   BG PLC, ADR                                           12,547,050
        96,635   Electricidade de Portugal SA, ADR                      4,106,988
       160,000   Endesa SA, ADR                                         4,220,000
       173,300   Nippon Telegraph & Telephone Corp., ADR                7,029,481
     2,370,900   Telecom Italia SPA                                    24,996,983
       225,170   PowerGen PLC, ADR                                     11,286,646
       217,000   Veba AG, ADR                                          11,663,750
                 TOTAL                                                 75,850,898
                 MAJOR U.S. TELECOMMUNICATIONS-15.0%
       203,700   AT&T Corp.                                            16,728,862
       325,500   Ameritech Corp.                                       21,279,563
       616,900   Bell Atlantic Corp.                                   35,433,194
       456,200   BellSouth Corp.                                       21,099,250
       426,400   Cincinnati Bell, Inc.                                  8,421,400
       615,000   GTE Corp.                                             39,898,125
        18,996   MCI Worldcom, Inc.                                     1,567,237
       455,000   SBC Communications, Inc.                              24,058,125
       320,300   Sprint Corp.                                          27,485,744
       601,400   U.S. West, Inc.                                       32,062,138
                 TOTAL                                                228,033,638
SHARES                                                                 VALUE
                 COMMON STOCKS-continued
                 NATURAL GAS DISTRIBUTION-12.0%
       525,700   AGL Resources, Inc.                             $     10,021,156
       573,600   Consolidated Natural Gas Co.                          31,512,150
       268,500   Equitable Resources, Inc.                              6,947,438
     1,423,300   Keyspan Energy Corp.                                  37,717,450
     1,670,100   MCN Energy Group, Inc.                                29,748,656
       354,500   National Fuel Gas Co.                                 14,290,781
       456,200   New Jersey Resources Corp.                            15,938,488
       237,500   Peoples Energy Corp.                                   8,060,156
       700,400   Questar Corp.                                         12,519,650
       277,100   UGI Corp.                                              5,628,594
       149,200   Washington Gas Light Co.                               3,571,475
       300,000   WICOR, Inc.                                            6,337,500
                 TOTAL                                                182,293,494
                 OIL/GAS TRANSMISSION-6.8%
       267,450   Columbia Energy Group                                 13,506,225
     1,242,200   El Paso Energy Corp.                                  45,262,663
       314,876   Enron Corp.                                           20,466,940
       931,500   Sonat, Inc.                                           23,578,594
                 TOTAL                                                102,814,422
                 OTHER TELEPHONE/COMMUNICATIONS-1.6%
       172,000   Alltel Corp.                                          10,298,500
       224,000   Frontier Corp.                                         8,050,000
         9,481   Intermedia Communications, Inc.                          171,843
       252,200 1 Pacific Gateway Exchange, Inc.                         6,305,000
                 TOTAL                                                 24,825,343
                 TOTAL COMMON STOCKS (IDENTIFIED COST
                 $1,249,669,760)                                    1,401,362,432
SHARES OR
PRINCIPAL
AMOUNT                                                                 VALUE
CONVERTIBLE PREFERRED STOCKS-3.5%
                 ELECTRIC UTILITIES: U.S. SOUTH-1.6%
       466,500   Texas Utilities Co.,
                 Cumulative PRIDES, $4.63                        $     24,345,469
                 OIL/GAS TRANSMISSION-1.9%
       815,500   K N Energy, Inc., Conv. Pfd., $3.55                   28,389,594
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST
                 $57,434,503)                                          52,735,063
                 CONVERTIBLE CORPORATE PREFERRED-1.2%
                 BASIC INDUSTRY-0.8%
       616,800   Merrill Lynch & Co., Inc., STRYPES (IMC
                 Global)                                               13,723,800
                 TELECOMMUNICATIONS-0.4%
       328,000 2 Intermedia Communications, Inc.,
                 Conv. Pfd., $1.75                                      5,453,000
                 TOTAL CONVERTIBLE CORPORATE BONDS
                 (IDENTIFIED COST $19,627,475)                         19,176,800
                 REPURCHASE AGREEMENT-3.0% 3
  $ 45,410,000   ABN AMRO, Inc., 4.86%, dated 2/26/1999, due
                 3/1/1999 (AT AMORTIZED COST)                          45,410,000
                 TOTAL INVESTMENTS (IDENTIFIED COST
                 $1,372,141,738) 4                               $  1,518,684,295

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. This security has been deemed liquid based upon criteria approved by the fund's Board of Directors. At February 28, 1999, this security amounted to $5,453,000 which represents 0.4% of net assets.

3 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the porfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $1,372,141,738. The net unrealized appreciation of investments on a federal tax basis amounts to $146,542,557 which is comprised of $213,366,918 appreciation and $66,824,361 depreciation at February 28,1999.

Note: The categories of investments are shown as a percentage of net assets ($1,515,399,195) at February 28, 1999.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
PLC -Public Limited Company
PRIDES -Preferred Redeemable Increased Dividend Equity Securities
REIT -Real Estate Investment Trust
SA -Support Agreement
SPA -Standby Purchase Agreement
STRYPES -Structured Yield Product Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$1,372,141,738)                                $ 1,518,684,295
Income receivable                                    4,174,262
Receivable for
investments sold                                       176,639
Receivable for shares
sold                                                 1,349,980
TOTAL ASSETS                                     1,524,385,176
LIABILITIES:
Payable for investments
purchased                      $ 6,146,285
Payable for shares
redeemed                         1,448,541
Income distribution
payable                            763,156
Payable to Bank                     19,451
Accrued expenses                   608,548
TOTAL LIABILITIES                                    8,985,981
Net assets for
122,051,333 shares
outstanding                                    $ 1,515,399,195
NET ASSETS CONSIST OF:
Paid in capital                                $ 1,284,632,710
Net unrealized
appreciation of
investments and
translation of assets
and liabilities in
foreign currency                                   146,542,557
Accumulated net realized
gain on investments and
foreign currency
transactions                                        77,200,872
Undistributed net
investment income                                    7,023,056
TOTAL NET ASSETS                               $ 1,515,399,195
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER
SHARE
CLASS A SHARES:
Net Asset Value Per Share
($756,510,175 /
60,929,697 shares
outstanding)                                            $12.42
Offering Price Per Share
(100/94.50 of $12.42) 1                                 $13.14
Redemption Proceeds Per
Share                                                   $12.42
CLASS B SHARES:
Net Asset Value Per Share
($142,857,901 /
11,498,288 shares
outstanding)                                            $12.42
Offering Price Per Share                                $12.42
Redemption Proceeds Per
Share (94.50/100 of
$12.42) 2                                               $11.74
CLASS C SHARES:
Net Asset Value Per Share
($58,011,587 / 4,672,265
shares outstanding)                                     $12.42
Offering Price Per Share                                $12.42
Redemption Proceeds Per
Share (99.00/100 of
$12.42) 2                                               $12.30
CLASS F SHARES:
Net Asset Value Per Share
($558,019,532 /
44,951,083 shares
outstanding)                                            $12.41
Offering Price Per Share
(100/99.00 of $12.41) 1                                 $12.54
Redemption Proceeds Per
Share (99.00/100 of
$12.41) 2                                               $12.29

1  See "Investing in the Fund" in the Prospectuses.

2  See "Contingent Deferred Sales Charge" in the Prospectuses.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME:
Dividends (net of
foreign taxes withheld
of $64,500)                                                       $    58,340,653
Interest                                                                4,866,991
TOTAL INCOME                                                           63,207,644
EXPENSES:
Investment advisory fee                        $ 11,803,339
Administrative personnel
and services fee                                  1,186,629
Custodian fees                                       86,192
Transfer and dividend
disbursing agent fees
and expenses                                      1,701,265
Directors'/Trustees'
fees                                                  8,734
Auditing fees                                        18,000
Legal fees                                            7,899
Portfolio accounting
fees                                                184,543
Distribution services
fee-Class B Shares                                1,003,367
Distribution services
fee-Class C Shares                                  437,867
Shareholder services
fee-Class A Shares                                1,952,366
Shareholder services
fee-Class B Shares                                  334,456
Shareholder services
fee-Class C Shares                                  145,956
Shareholder services
fee-Class F Shares                                1,501,668
Share registration costs                             36,779
Printing and postage                                288,646
Insurance premiums                                    5,235
Taxes                                               107,425
Miscellaneous                                        49,710
TOTAL EXPENSES                                   20,860,076
WAIVERS:
Waiver of shareholder
services fee-Class A
Shares                        $  (46,857)
Waiver of shareholder
services fee-Class F
Shares                          (180,200)
TOTAL WAIVERS                                      (227,057)
Net expenses                                                           20,633,019
Net investment income                                                  42,574,625
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                                 247,645,035
Net change in unrealized
(depreciation) of
investments and
translation of assets
and liabilities in
foreign currency  (183,691,248)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                                                       63,953,787
Change in net assets
resulting from
operations                                                        $   106,528,412

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED FEBRUARY 28           1999                   1998
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS:
Net investment income          $     42,574,625       $     44,662,757
Net realized gain (loss)
on investments
($247,825,220 and
$233,067,415,
respectively, as
computed for federal tax
purposes)                           247,645,035            232,780,131
Net change in unrealized
appreciation/(depreciati
on) of investment and
translation of assets
and liabilities in
foreign currency                   (183,691,248)            34,989,912
CHANGE IN NET ASSETS
RESULTING FROM
OPERATIONS                          106,528,412            312,432,800
NET EQUALIZATION CREDITS
(DEBITS)  - (129,486)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                      (20,437,214)           (21,703,957)
Class B Shares                       (2,539,603)            (2,300,377)
Class C Shares                       (1,100,012)            (1,194,406)
Class F Shares                      (15,828,866)           (18,218,120)
Distributions from net
realized gains on
investments and foreign
currency transactions
Class A Shares                     (127,260,968)           (88,374,637)
Class B Shares                      (22,386,351)           (12,860,900)
Class C Shares                       (9,602,602)            (6,491,544)
Class F Shares                      (97,416,472)           (72,181,134)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                    (296,572,088)          (223,325,075)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              225,887,414            211,193,471
Net asset value of shares
issued to shareholders
in payment of
distributions declared              250,397,338            184,280,449
Cost of shares redeemed            (353,602,209)          (483,421,097)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        122,682,543            (87,947,177)
Change in net assets                (67,361,133)             1,031,062
NET ASSETS:
Beginning of period               1,582,760,328          1,581,729,266
End of period (including
undistributed net
investment income of
$7,023,056 and
$4,293,145,
respectively)                  $  1,515,399,195       $  1,582,760,328

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED FEBRUARY 28 OR 29     1999         1998         1997         1996          1995
NET ASSET VALUE,
BEGINNING OF PERIOD            $14.07       $13.27       $12.79       $10.98        $12.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.38         0.42         0.52         0.48          0.55
Net realized and
unrealized gain (loss)
on investments and
foreign currency                 0.64         2.52         1.22         1.82         (0.69)
TOTAL FROM INVESTMENT
OPERATIONS                       1.02         2.94         1.74         2.30         (0.14)
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.36)       (0.41)       (0.52)       (0.48)        (0.66)
Distributions from net
realized gain on
investments and foreign
currency transactions           (2.31)       (1.73)       (0.74)           -         (0.12)
Distributions in excess
of net investment income
1                                   -            -           -          (0.01)           -
Tax return of capital
distribution                        -            -           -             -         (0.34)
Total distributions             (2.67)       (2.14)       (1.26)        (0.49)       (1.12)
NET ASSET VALUE, END OF
PERIOD                         $12.42       $14.07       $13.27        $12.79       $10.98
TOTAL RETURN 2                   7.04%       23.05%       14.34%        21.47%       (0.98% )

RATIOS TO AVERAGE NET
ASSETS:
Expenses                         1.23%        1.14%        1.15%         1.14%        1.10%
Net investment income            2.79%        3.01%        3.52%         4.09%        4.95%
Expense
waiver/reimbursement 3           0.01%        0.11%        0.12%         0.15%        0.21%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $756,510     $778,059     $759,732      $816,687     $742,274
Portfolio turnover                 94%         118%          44%           76%          55%

1 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED FEBRUARY 28 OR 29     1999         1998         1997         1996        1995 1
NET ASSET VALUE,
BEGINNING OF PERIOD            $14.08       $13.28       $12.77      $10.98      $10.92
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.28         0.30         0.44        0.43        0.22
Net realized and
unrealized gain (loss)
on investments and
foreign currency                 0.63         2.53         1.21        1.77       (0.04)
TOTAL FROM INVESTMENT
OPERATIONS                       0.91         2.83         1.65        2.20        0.18
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.26)       (0.30)       (0.40)      (0.41)      (0.08)
Distributions from net
realized gain on
investments and foreign
currency transactions           (2.31)       (1.73)       (0.74)         -           -
Tax return of capital
distribution                        -            -           -           -        (0.04)
Total distributions             (2.57)       (2.03)       (1.14)      (0.41)      (0.12)
NET ASSET VALUE, END OF
PERIOD                         $12.42       $14.08       $13.28      $12.77      $10.98
TOTAL RETURN 2                   6.18%       22.10%       13.60%      20.45%       2.16%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                         1.98%        1.90%        1.90%       1.90%       1.87% 3
Net investment income            2.04%        2.25%        2.81%       3.19%       4.53% 3
Expense
waiver/reimbursement 4              -         0.10%        0.12%       0.14%       0.25% 3
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $142,858     $121,549     $101,619     $85,650     $18,780
Portfolio turnover                 94%         118%          44%         76%         55%


1 Reflects operations for the period from October 12, 1994 (date of initial public investment) to February 28, 1995.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED FEBRUARY 28 OR 29    1999        1998        1997        1996        1995
NET ASSET VALUE,
BEGINNING OF PERIOD           $14.07      $13.28      $12.77      $10.98      $12.23
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income           0.28        0.31        0.42        0.39        0.42
Net realized and
unrealized gain (loss)
on investments and
foreign currency                0.64        2.51        1.23        1.80       (0.64)
TOTAL FROM INVESTMENT
OPERATIONS                      0.92        2.82        1.65        2.19       (0.22)
LESS DISTRIBUTIONS:
Distributions from net
investment income              (0.26)      (0.30)      (0.40)      (0.39)      (0.60)
Distributions from net
realized gain on
investments and foreign
currency transactions          (2.31)      (1.73)      (0.74)          -       (0.13)
Distributions in excess
of net investment income
1                                  -         -             -       (0.01)          -
Tax return of capital
distribution                       -          -            -           -       (0.30)
Total distributions            (2.57)      (2.03)      (1.14)      (0.40)      (1.03)
NET ASSET VALUE, END OF
PERIOD                        $12.42      $14.07      $13.28      $12.77      $10.98
TOTAL RETURN 2                  6.25%      23.03%      13.58%      20.43%      (1.66% )

RATIOS TO AVERAGE NET
ASSETS:
Expenses                        1.98%       1.90%       1.90%       1.87%       1.86%
Net investment income           2.03%       2.25%       2.77%       3.35%       4.19%
Expense
waiver/reimbursement 3             -        0.10%       0.12%       0.17%       0.21%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $58,012     $58,010     $58,196     $66,864     $56,800
Portfolio turnover                94%        118%         44%         76%         55%


1 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED FEBRUARY 28           1999         1998         1997 1
NET ASSET VALUE,
BEGINNING OF PERIOD            $14.07       $13.27       $12.37
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.39         0.43         0.42
Net realized and
unrealized gain (loss)
on investments
and foreign currency             0.63         2.51         1.20
TOTAL FROM INVESTMENT
OPERATIONS                       1.02         2.94         1.62
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.37)       (0.41)       (0.36)
Distributions from net
realized gain on
investments
and foreign
currency transactions           (2.31)       (1.73)       (0.36)
Total distributions             (2.68)       (2.14)       (0.72)
NET ASSET VALUE, END OF
PERIOD                         $12.41       $14.07       $13.27
TOTAL RETURN 2                   6.99%       23.09%       13.39%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                         1.20%        1.12%        1.12% 3
Net investment income            2.81%        3.03%        3.79% 3
Expense
waiver/reimbursement 4           0.03%        0.13%        0.15% 3
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $558,020     $625,142     $662,182
Portfolio turnover                 94%         118%          44%

1 Reflects operations for the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999

ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objective of the Fund is current income and long-term growth of income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                 INCREASE (DECREASE)
                    ACCUMULATED       UNDISTRIBUTED
                   NET REALIZED      NET INVESTMENT
PAID-IN CAPITAL            GAIN              INCOME
$(2)                   $(60,979)            $60,981

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At February 28, 1999, the Fund had no outstanding foreign currency commitments.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At February 28, 1999, par value shares ($0.001 per share) authorized were as follows:

                     NUMBER OF PAR VALUE
                     CAPITAL STOCK
CLASS NAME           AUTHORIZED
Class A Shares       250,000,000
Class B Shares       250,000,000
Class C Shares       250,000,000
Class F Shares       250,000,000
TOTAL              1,000,000,000

Transactions in capital stock were as follows:

YEAR ENDED FEBRUARY 28                       1999                                1998
CLASS A SHARES:                SHARES              AMOUNT            SHARES                AMOUNT
Shares sold                 10,264,994        $  143,451,215       11,139,849        $  157,664,167
Shares issued to
shareholders in payment
of distributions
declared                     9,755,853           129,737,536        6,883,799            95,222,748
Shares redeemed            (14,380,818)         (200,184,276)     (19,973,736)         (277,807,321)
NET CHANGE RESULTING
FROM CLASS A SHARE
TRANSACTIONS                 5,640,029        $   73,004,475       (1,950,088)       $  (24,920,406)

YEAR ENDED FEBRUARY 28                       1999                                1998
CLASS B SHARES:                SHARES              AMOUNT            SHARES                AMOUNT
Shares sold                  3,348,277        $   46,162,492        1,894,637        $   26,364,096
Shares issued to
shareholders in payment
of distributions
declared                     1,616,455            21,467,469          930,693            12,887,739
Shares redeemed             (2,099,423)          (28,790,480)      (1,845,279)          (25,406,190)
NET CHANGE RESULTING
FROM CLASS B SHARE
TRANSACTIONS                 2,865,309        $   38,839,481          980,051        $   13,845,645

YEAR ENDED FEBRUARY 28                       1999                                1998
CLASS C SHARES:               SHARES              AMOUNT              SHARES              AMOUNT
Shares sold                    543,318        $    7,461,346          409,037        $    5,630,519
Shares issued to
shareholders in payment
of distributions declare       710,599             9,439,313          481,773             6,666,429
Shares redeemed               (704,181)           (9,690,530)      (1,151,464)          (15,690,298)
NET CHANGE RESULTING
FROM CLASS C SHARE
TRANSACTIONS                   549,736        $    7,210,129         (260,654)  $   (3,393,350)

YEAR ENDED FEBRUARY 28                       1999                                1998
CLASS F SHARES:               SHARES              AMOUNT              SHARES            AMOUNT
Shares sold                  2,073,085        $   28,805,862        1,568,259        $   21,534,689
Shares issued to
shareholders in payment
of distributions
declared                     6,762,966            89,758,602        5,029,031            69,503,533
Shares redeemed             (8,327,923)         (114,936,006)     (12,056,394)         (164,517,288)
NET CHANGE RESULTING
FROM CLASS F SHARE
TRANSACTIONS                   508,128        $    3,628,458       (5,459,104)       $  (73,479,066)
NET CHANGE RESULTING
FROM SHARE TRANSACTIONS      9,563,202        $  122,682,543       (6,689,795)       $  (87,947,177)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                   PERCENTAGE OF AVERAGE DAILY
SHARE CLASS NAME   NET ASSETS OF CLASS
Class B Shares     0.75%
Class C Shares     0.75%

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended February 28, 1999, were as follows:

Purchases   $1,419,544,350
Sales       $1,517,025,383

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS AND SHAREHOLDERS OF
FEDERATED UTILITY FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund, Inc. as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1999, by correspondence with the custodian and brokers or other appropiate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund, Inc. at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

[Graphic]

Ernst & Young LLP

Boston, Massachusetts
April 19, 1999

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
WILLIAM J. COPELAND
JAMES E. DOWD, ESQ.
LAWRENCE D. ELLIS, M.D.
RICHARD B. FISHER
EDWARD L. FLAHERTY, JR., ESQ.
PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD J. THOMAS
Treasurer

NICHOLAS J. SEITANAKIS
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectuses which contain facts concerning its objective and policies, management fees, expenses and other information.

AS OF FEBRUARY 28, 1999

[Graphic]
Federated
World-Class Investment Manager

ANNUAL REPORT as of February 28, 1999

Federated Utility Fund, Inc.

Established 1988

11TH ANNUAL REPORT

[Graphic]
Federated
Federated Utility Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402
G01049-01 (4/99)

[Graphic]


A. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $40,000 and indicates that the ending value of hypothetical initial investment of $11,000 in the Fund's Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $39,347on 2/28/99.

B. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $25,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $22,616 on 2/28/99.

C. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $25,000 and indicates that the ending value of a hypothetical initial investment of $11,000 in the Fund's Class A Shares, assuming dividends received as cash and capital gains reinvested, would have grown to $22,378 on 2/28/99.

D. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/99. The "y" axis is measured in increments of $30,000 ranging from $0 to $150,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $500 over ten years in the Fund's Class A Shares would have grown to $145,589 Shares on 2/28/99.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class A Shares of the Fund based on a 4.50% sales charge is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a dotted line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line, and the Dow Jones Utility Average ("DJUA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class A Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 2/28/89 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares based on a 4.50% sales charge, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $33,084, $55,841, $34,960, and 28,925, respectively. The legend above the graphic presentation indicates the Fund's Class A Shares Average Annual Total Return for the one-year, five-year, ten-year and Start of Performance periods ended 2/28/99, which were 1.15%, 11.36%, and 12.60%, and 12.81% respectively.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class B Shares of the Fund is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a dotted line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line, and the Dow Jones Utility Average ("DJUA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class B Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 10/12/94 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $17,923, $29,284, $19,248, and $20,346, respectively. The legend above the graphic presentation indicates the Fund's Class B Shares Average Annual Total Return for the one-year and Start of Performance periods ended 2/28/99, which were 1.33% and 14.11%, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class C Shares of the Fund is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a dotted line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line, and the Dow Jones Utility Average ("DJUA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class C Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 4/27/93 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $18,013, $32,033, $18,723, and $16,827, respectively. The legend above the graphic presentation indicates the Fund's Class C Shares Average Annual Total Return for the one-year, five-year and Start of Performance periods ended 2/28/99, which were 5.37%, 11.77%, and 10.60%, respectively.

H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class F Shares of the Fund is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a dotted line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line, and the Dow Jones Utility Average ("DJUA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class F Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 6/1/96 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class F Shares, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $14,648, $19,409, $14,117 and $15,866, respectively. The legend above the graphic presentation indicates the Fund's Class F Shares Average Annual Total Return for the one-year and Start of Performance periods ended 2/28/99, which were 5.07% and 15.02%, respectively.